UNITED ASSET MANAGEMENT CORPORATION
                           STOCK OPTION DEFERRAL PLAN


                           Effective December 29, 1998










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                       UNITED ASSET MANAGEMENT CORPORATION

                           STOCK OPTION DEFERRAL PLAN

                                TABLE OF CONTENTS

Section 1.  Adoption and General Matters..........................................................................5
   1.1  Adoption..................................................................................................5
   1.2 Purpose of the Plan........................................................................................5
   1.3 Nature of the Plan.........................................................................................5
   1.4 Applicability of ERISA to the Plan.........................................................................5
Section 2.  Definitions...........................................................................................5
   2.1 "Account"..................................................................................................5
   2.2 "Beneficiary"..............................................................................................6
   2.3 "Benefit"..................................................................................................6
   2.4 "Board"....................................................................................................6
   2.5 "Change of Control"........................................................................................6
   2.6 "Code"....................................................................................................10
   2.7 "Company".................................................................................................10
   2.8 "Common Stock"............................................................................................10
   2.9 "Deferral"................................................................................................10
   2.10 "Deferral Election"......................................................................................10
   2.11 "Effective Date".........................................................................................10
   2.12 "Eligible Option"........................................................................................10
   2.13 "Eligible Optionee"......................................................................................10
   2.14 "Entry Date".............................................................................................11
   2.15 "Notional Shares"........................................................................................11
   2.16 "Participant"............................................................................................11
   2.17 "Plan Year"..............................................................................................11
   2.18 "Retirement Committee"...................................................................................11
   2.19 "Separation from Service"................................................................................11
   2.20 "Valuation Date".........................................................................................11


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
Section 3.  Participation........................................................................................11
   3.1 Eligibility...............................................................................................11
   3.2 Termination of Eligibility................................................................................11
Section 4. Deferrals.............................................................................................12
   4.1 No Contributions Permitted................................................................................12
   4.2 Credits...................................................................................................12
   4.3 Responsibility for Benefits...............................................................................12
Section 5.  Time of Benefit Distribution.........................................................................12
   5.1 Eligibility for Payment...................................................................................12
   5.2  Benefit Commencement Date................................................................................12
     (a) Time of Commencement....................................................................................12
     (b) Benefit Commencement Election...........................................................................12
Section 6.  Amount of Benefits...................................................................................13
   6.1 Amount....................................................................................................13
   6.2 Vesting...................................................................................................13
Section 7.  Form and Medium of Benefit Distributions.............................................................13
   7.1 Benefit Form Available....................................................................................13
   7.2 Medium of Distribution....................................................................................13
Section 8.  Plan Administration..................................................................................13
   8.1 Retirement Committee......................................................................................13
   8.2 Indemnification...........................................................................................14
   8.3 Ownership of Assets.......................................................................................14
   8.4 Accounts and Expenses.....................................................................................15
   8.5 Credits in Lieu of Dividends..............................................................................15
Section 9. [Reserved]............................................................................................16
Section 10.  Amendment and Termination...........................................................................16
   10.1 Amendment................................................................................................16
   10.2 Termination..............................................................................................16
Section 11.  Miscellaneous.......................................................................................16
   11.1 Limitations of Rights; Employment Relationship...........................................................16
   11.2 Determination of Benefits, Claims, Procedure and Administration..........................................17


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
     (a) Claim...................................................................................................17
     (b) Decision on Claim.......................................................................................17
     (c) Request for Review......................................................................................17
     (d) Review of Decisions.....................................................................................18
   11.3 Designation of Beneficiary...............................................................................18
   11.4 Non-Assignability of Benefits............................................................................19
   11.5 Facility of Distributions................................................................................19
   11.6 Obligations to Withhold and Pay Taxes....................................................................19
   11.7 Representations..........................................................................................19
   11.8 Severability.............................................................................................20
   11.9 Applicable Law...........................................................................................20




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                       UNITED ASSET MANAGEMENT CORPORATION

                           STOCK OPTION DEFERRAL PLAN


         Section 1.  Adoption and General Matters

         1.1 Adoption. This Stock Option Deferral Plan is hereby adopted as set forth in the following pages, effective December 29, 1998, by United Asset Management Corporation.

         1.2 Purpose of the Plan. The purpose of the Plan is to provide employees who become covered under the Plan with enhanced retirement security through tax-deferred benefits which will be payable on account of retirement, death or other termination from employment or upon the occurrence of a change of control over United Asset Management Corporation.

         1.3 Nature of the Plan. The Plan shall be maintained for the exclusive benefit of covered employees and is intended to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, and other applicable laws, as such laws apply to deferred compensation plans that are not intended to be "qualified plans" pursuant to Section 401(a) of the Code and are maintained by employers which are not "eligible employers" within the meaning of Section 457(e)(1) of the Code.

         1.4 Applicability of ERISA to the Plan. For purposes of the Employee Retirement Income Security Act of 1974, as amended, the Company and each Participant intend that this Plan be considered an "unfunded" arrangement (within the meaning of Sections 201, 301 and 401 of such Act) that is maintained primarily to provide deferred compensation benefits for the Participants, each of whom is a member of a select group of management or highly compensated employees of the Company.

         Section 2.  Definitions

         For purposes of the Plan, the following terms shall have the following meanings:

         2.1 "Account" means the unfunded memorandum account maintained on the books of the Company to reflect the aggregate sum of all Deferrals elected by the Participant, as adjusted (a) for any dividends credited with respect to the Notional Shares represented by such Account


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and (b) to reflect all distributions, expenses and other charges or adjustments allocable to such Account.

         2.2 "Beneficiary" means the individual(s), trust(s), or estate entitled to receive benefits under this Plan after the death of a Participant or another Beneficiary.

         2.3 "Benefit" means the amount due a Participant or Beneficiary under the Plan as determined under Subsection 6.1.

         2.4 "Board" means the board of directors of the Company; provided that to the extent that powers, duties, responsibilities or discretionary acts under this Plan are delegated, either specifically or generally, to the Compensation Committee of the Board, "Board" shall mean such Compensation Committee for all such purposes other than actions described in Section 2.5.

         2.5      "Change of Control" means:

         (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either (i) the then outstanding shares of the Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that no change in such beneficial ownership percentage that results solely from a change in the aggregate number of outstanding shares of Common Stock or Outstanding Company Voting Securities shall constitute a Change of Control; provided further, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);
(B) any acquisition by the Company or by any corporation controlled by the Company; (C) any


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acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i),
(ii), and (iii) of paragraph (c) of this Subsection 2.5 are satisfied; or

         (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities


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who were the beneficial owners, respectively, of the Common Stock and
Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Common Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

         (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or


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By-Laws of the Company as then in effect, of a resolution or consent authorizing
(i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least a majority of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial


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agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

         2.6 "Code" means the Internal Revenue Code of 1986, as amended, and including all regulations thereunder.

         2.7 "Common Stock" means the Company's common stock ($.01 par value).

         2.8 "Company" means United Asset Management Corporation.

         2.9 "Deferral" means the number of Notional Shares equal to the number of shares of Common Stock purchased pursuant to an option with respect to which the Participant has made a Deferral Election.

         2.10 "Deferral Election" means an irrevocable election to defer receipt of Shares of Common Stock made (a) on or after the Effective Date and (b) either
(i) with the consent of the Company or (ii) pursuant to the terms of an Eligible Option.

         2.11 "Effective Date"   means December 29, 1998.

         2.12 "Eligible Option" means an option granted to an Eligible Optionee pursuant to any stock option plan of the Company under which the applicable committee with the authority under such plan to grant options has granted the optionee the right to elect deferred receipt of the optioned shares in accordance with the terms of this Plan.

         2.13 "Eligible Optionee" means any optionee granted an option to purchase shares of Common Stock who either (a) is not an employee of the Company or of a subsidiary, parent or other affiliate of the Company or (b) is such an employee who is a member of a select group of


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management or highly compensated employees of the Company or of such subsidiary, parent or other affiliate of the Company.

         2.14 "Entry Date" means the effective date of an Eligible Optionee's first Deferral Election. No Participant's Entry Date shall precede the Effective Date.

         2.15 "Notional Shares" means fictitious shares of the Company's common stock that are equivalent in value at all times to shares of Common Stock.

         2.16 "Participant" means a present or former Eligible Optionee who has made a Deferral Election and who retains the right to receive a Benefit under the Plan.
         2.17 "Plan Year" means the Company's fiscal year.

         2.18 "Retirement Committee" means the committee appointed pursuant to Subsection 8.1.

         2.19 "Separation from Service" means the termination for any reason, including the death of the Participant, of a Participant's employment with or the provision of services in any other capacity to the Company or any subsidiary, parent or other affiliate of the Company.

         2.20 "Valuation Date" means the date or dates in each Plan Year as of which Accounts are valued pursuant to Subsection 8.4.

Section 3.  Participation

         3.1 Eligibility. Each Eligible Optionee shall become a Participant on his or her Entry Date.

         3.2 Termination of Eligibility. A Participant who ceases for any reason to be an Eligible Optionee shall remain a Participant in the Plan so long as he or she retains the right to receive a Benefit under the Plan, but shall not thereafter make additional Deferral Elections.


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         Section 4. Deferrals

         4.1 No Contributions Permitted. This Plan is unfunded and the Company shall not make any contributions hereunder. Furthermore, no contributions by Participants shall be required or permitted under this Plan. Notwithstanding the foregoing, the Company shall credit under this Plan such Deferrals, if any, as are elected by Eligible Optionees from time to time. All such Deferrals shall be credited to the Accounts of the Eligible Optionees as provided in Subsection 4.2.

         4.2 Credits. Each Deferral by an Eligible Optionee shall be credited to his or her Account as of the date of exercise of the relevant option.

         4.3 Responsibility for Benefits. Although the Company will not make any contributions under this Plan, it shall be responsible for distributing all Benefits as and when they fall due under the Plan.

         Section 5.  Time of Benefit Distribution

         5.1 Eligibility for Distribution. Benefits shall be distributed from the Plan only upon the occurrence of one or both of the following events: (a) Separation from Service and (b) Change of Control.

         5.2  Benefit Commencement Date.

         (a) Time of Commencement. Unless a Participant or Beneficiary (as the case may be) has made a timely election to defer Benefits with the approval of the Retirement Committee pursuant to paragraph (b) of this Subsection 5.2, the Participant's Benefits under this Plan shall be distributed 60 days after the earlier of (i) the date of the Participant's Separation from Service and (ii) the date on which a Change of Control occurs.

         (b) Benefit Commencement Election. Subject to the Retirement Committee's approval, a Participant or Beneficiary may make a one-time irrevocable election to defer payment of Benefits to any determinable date beyond 60 days after the Participant's Separation from Service or the date on which a Change of Control occurs; provided that such election is


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made on the form prescribed by the Retirement Committee and is received by the
Retirement Committee within 30 days after the Participant's Separation from Service or the date on which a Change of Control occurs (as the case may be). The Retirement Committee shall have absolute discretion to approve, disapprove or modify before approving any such election to defer benefits.

         Section 6.  Amount of Benefits

         6.1 Amount. A Participant's Benefit under the Plan (and the Benefit of anyone claiming through the Participant, including without limitation any Beneficiary) shall equal the number of Notional Shares credited to the Participant's Account.

         6.2 Vesting. All Accounts and Benefits shall be fully vested at all times.

         Section 7.  Form and Medium of Benefit Distributions.

         7.1 Benefit Form Available. All Benefits under the Plan shall be distributed in one lump sum.

         7.2 Medium of Distribution. All Benefits under the Plan shall be distributed by delivery of shares of Common Stock equal in number to the number of Notional Shares that comprise the Benefit as of the date of distribution. Such shares of Common Stock shall be (a) those reserved under the relevant stock option plan for issuance pursuant to exercise of the option(s) as to which the Participant made Deferral Elections plus (b) additional shares of Common Stock equal to the number of Notional Shares credited to the distributed Account in lieu of dividends pursuant to Subsection 8.5. At the Company's sole option, such additional shares of Common Stock may either be issued or purchased by the Company.

         Section 8.  Plan Administration

         8.1 Retirement Committee. The Plan shall be administered by a Retirement Committee consisting of one or more members appointed by the Board, and shall be the committee serving from time to time as the applicable Compensation Committee named in


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Section 3 of the Company's Amended and Restated 1994 Stock Option Plan (as
amended from time to time) unless a different appointment is then in effect under this Plan. Each member shall serve at the pleasure of the Board. The Retirement Committee shall act by majority decision of its members; provided that any one or more members may act singly to perform any ministerial act on behalf of the Committee. The Committee shall have responsibility for the operation and administration of the Plan and shall have the power and authority to adopt, interpret, alter, amend or revoke all forms, rules and regulations necessary to administer the Plan, to interpret all provisions of the Plan and determine all questions of eligibility for participation in and benefits under the Plan and all other issues of administration, and to delegate ministerial duties and employ such outside professionals as may be required for prudent administration of the Plan. The Retirement Committee shall also have the authority to enter into agreements on behalf of the Company as necessary to implement this Plan. The members of the Retirement Committee, if otherwise Eligible Optionees, may participate in the Plan, but shall not make decisions of the Committee solely with respect to their own benefits.

         8.2 Indemnification. The Company shall indemnify and save harmless any individual acting as a member of the Retirement Committee or in any other fiduciary capacity from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, attorneys' fees, costs and expenses incident to the performance of such person's duties unless resulting from the gross negligence, willful misconduct, or lack of good faith of such individual. Such indemnification shall apply to any such individual even though at the time liability is imposed the individual was no longer acting in a fiduciary capacity or as a member of the Retirement Committee.

         8.3 Ownership of Assets. All amounts credited under this Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property or rights shall remain (until made available to the Participant or Beneficiary) solely the property and rights of the Company (without being restricted to the provision of benefits under this Plan) and shall be subject to the claims of the general creditors of the Company. No trust is created under this


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Plan and it is not otherwise funded in any manner. No Participant or Beneficiary shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Company or any benefit Account maintained under the Plan prior to the time such assets are distributed as a Benefit, and all rights created under the Plan shall be mere unsecured contractual rights. Notwithstanding the foregoing, nothing in this Plan shall be construed to prohibit any one or more Participants or Beneficiaries from purchasing insurance to protect against loss on account of the provisions of this Subsection 8.3, and the Company shall cooperate in any effort to obtain such insurance; provided that any such insurance shall be obtained, owned and paid for solely by the insured persons and not by the Company.

         8.4 Accounts and Expenses. The Retirement Committee shall establish and maintain an unfunded bookkeeping Account on behalf of each Participant and surviving Beneficiary who is awaiting distribution of a Benefit under the Plan. The number of Notional Shares credited to each Account shall be determined at least once each Plan Year on the Valuation Date or Dates selected by the Retirement Committee, and each Participant (or surviving Beneficiary) shall receive written notice of the number of Notional Shares in his or her Account following such valuation. Account balances shall reflect the cumulative Deferrals and any Notional Shares credited to the Account in lieu of dividends pursuant to Subsection 8.5, and shall be reduced by the Notional-Share equivalent value of any (a) administrative, investment and other fees, in such amounts and at such times as the Retirement Committee deems appropriate for the maintenance of this Plan and (b) Benefits distributed to or on behalf of the Participant and/or anyone claiming through the Participant (including without limitation any Beneficiary). Notwithstanding the foregoing, the Company shall have the discretion, but not the obligation, to pay all or any portion of the fees and expenses incurred in administering the Plan.

         8.5 Credits in Lieu of Dividends. The pre-tax amount of all dividends that would have been declared on the Notional Shares credited to a Participant's Account (if such shares were shares of Common Stock) shall be deemed to be reinvested in additional Notional Shares at


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the closing price of the Common Stock on its principal trading exchange on the dividend payment date, with any resulting fractional Notional Share rounded up to the next whole Share.

         Section 9. [Reserved].

         Section 10.  Amendment and Termination

         10.1 Amendment. The Company shall have the right to amend this Plan, at any time and from time to time, in whole or in part; provided, however, that no amendment may reduce the vested balance of any Participant's Account as of the date of such amendment.

         10.2 Termination. Although the Company has established this Plan with a bona fide intention and an expectation to maintain the Plan indefinitely, the Company may terminate or discontinue this Plan in whole or in part at any time without any liability for such termination or discontinuance; provided, however, that no such termination or discontinuance may reduce the vested balance of any Participant's Account as of the date of such termination or discontinuance. Upon termination or discontinuance of the Plan, all Deferrals shall cease. At the Retirement Committee's sole discretion, the vested portion of all Accounts shall be either distributed immediately as Benefits or retained until each Participant has a Separation from Service or a Change of Control occurs, and Benefits shall thereafter be distributed pursuant to Sections 5 through 7 of the Plan, as then in effect.

         Section 11.  Miscellaneous

         11.1 Limitations of Rights; Employment Relationship. Neither the establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving a Participant or any other person any legal or equitable right against the Company except as provided in this Plan. In no event shall the terms of employment of any employee be modified or in any way be affected by the Plan.



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         11.2   Determination of Benefits, Claims, Procedure and Administration.

         (a) Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Retirement Committee in care of the Company at its then principal place of business.

         (b) Decision on Claim. Upon receipt of a claim, the Retirement Committee shall advise the Claimant that a reply will be forthcoming within 90 days and shall, in fact, deliver such reply within such period. The Retirement Committee may, however, extend the reply period for an additional 90 days for a reasonable cause.

         If the claim is denied in whole or in part, the Retirement Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

         (i)  The specific reason or reasons for such denial

         (ii) The specific reference to pertinent provisions of the Plan on which such denial is based

         (iii) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary

         (iv) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review

         (v) The time limits for requesting a review and for completing any such review.

         (c) Request for Review. Within 60 days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Board (or its designee) review the determination of the Retirement Committee. Such request must be addressed to the Chairman of the Board, at the Company's then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent


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documents and submit issues and comments in writing for consideration by the
Board or its designee. If the Claimant does not request a review of the Retirement Committee's determination by the Board within such 60-day period, he or she shall be barred and estopped from challenging the Retirement Committee's determination.

         (d) Review of Decisions. Within 60 days after receipt of a request for review, the Board or its designee shall review the Retirement Committee's determination. After considering all materials presented by the Claimant the Board or its designee shall render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for a decision and containing specific references to the pertinent provisions of the Plan on which the decision is based. If special circumstances require that the 60-day time period be extended, the Board or its designee shall so notify the Claimant and shall render the decision as soon as possible, but not later than 120 days after receipt of the request for review.

         11.3 Designation of Beneficiary. Each Participant (and each surviving Beneficiary who is awaiting distribution of benefits under the Plan) shall have the right to designate a Beneficiary, and to amend or revoke such designation at any time. Each such designation, amendment or revocation shall be made on the form prescribed by the Retirement Committee, and shall be effective only upon receipt by the Retirement Committee. If no designated beneficiary survives the Participant (or a surviving Beneficiary) and benefits are distributable following the Participant's (or surviving Beneficiary's) death, the Retirement Committee shall direct that distribution of benefits be made to the person or persons in the first of the following classes of successive preference
Beneficiaries:

         (a)      Spouse

         (b)      Descendants, Per Stirpes

         (c)      Parents

         (d)      Siblings

         (e)      Estate


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         11.4 Non-Assignability of Benefits. Neither the Participant nor his or
her Beneficiary nor any other beneficiary under the Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts credited hereunder, which are expressly declared to be nonassignable and non-transferable. Any such attempted assignment or transfer shall be void. No amount distributable under the Plan shall, prior to actual distribution thereof, be subject to seizure by any creditor of any such person for the payment of any debt, judgment or other obligation, by a proceeding at law or in equity, or be transferable by operation of law in the event of the bankruptcy, insolvency, divorce or death of the Participant, his or her designated Beneficiary or any other beneficiary under this Plan.

         11.5 Facility of Distributions. In the event that the Retirement Committee shall determine that any person to whom a benefit is distributable under the Plan is unable to care for his or her affairs because of illness or accident, or is otherwise mentally or physically incompetent, or unable to give a valid receipt, the Committee may cause the distribution becoming due to be made to the person's spouse, child, grandchild, parent, brother or sister, or to any appropriate individual appointed by a court of competent jurisdiction, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

         11.6 Obligations to Withhold and Pay Taxes. Each Participant or other recipient of benefits under the Plan shall be liable for all tax obligations, if any, with respect to any distribution received pursuant to the Plan and for accurately reporting and paying in full all such taxes to the appropriate federal, state and local authorities. The Company shall have the right to deduct and withhold from any distribution due under the Plan or from other amounts owed to or with respect to the Participant all withholding taxes and other amounts required by law.

         11.7 Representations. The Company makes no representation or guarantee that any particular federal or state income, payroll, personal property or other tax consequence will result from participation in this Plan. A Participant should consult with professional tax advisors to


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


determine the tax consequences of his or her participation. Each Participant and Beneficiary shall bear the risk of loss from the Participant's participation in the Plan.

         11.8 Severability. If a court of competent jurisdiction holds any provision of this Plan to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

         11.9 Applicable Law. This Plan shall be governed by and construed in accordance with applicable federal law and, to the extent not preempted by such federal law, the laws of the Commonwealth of Massachusetts applicable to contracts that are made and to be wholly performed in such Commonwealth.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed under seal by its duly authorized representative this ninth day of March, 1999.

                                           UNITED ASSET MANAGEMENT CORPORATION


                                           By:    /s/ William H. Park
                                                  ------------------------------
                                                  William H. Park
                                                  Executive Vice President and
                                                   Chief Financial Officer


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